Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	The Company generally grants annual equity awards in the first quarter of each year, following approval by the Committee. The Committee and the Board do not take into account material non-public information when determining the timing or terms of equity awards or the value of executive compensation. In 2025, we did not grant stock options, stock appreciation rights, or similar option-like awards to our NEOs.
Award Timing Predetermined	true
Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	The Committee and the Board do not take into account material non-public information when determining the timing or terms of equity awards or the value of executive compensation
MNPI Disclosure Timed for Compensation Value	false